UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 7, 2008

AFFINITY TECHNOLOGY GROUP, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-28152	57-0991269
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1310 Lady Street, Suite 601 Columbia, South Carolina 29201
(Address of Principal Executive Offices)(Zip Code)

Registrant’s telephone number, including area code: (803) 758-2511

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01.     Other Events

On May 7, 2008 Affinity Technology Group, Inc. (“the Company”) issued a press release announcing that the United States Court of Appeals for the Federal Circuit (the “Appeals Court”) has published its opinion in the cases of its subsidiary, decisioning.com versus Federated Department Stores, TD Ameritrade and HSBC Finance Corporation. A copy of this press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01.     Financial Statements and Exhibits

(d)       Exhibits.

Exhibit 99.1        Press release issued by Affinity Technology Group, Inc. dated May 7, 2008.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFFINITY TECHNOLOGY GROUP, INC.
(Registrant)

Date:	May 8, 2008	By:	/s/ Joseph A. Boyle
Joseph A. Boyle
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit 99.1 Press release issued by Affinity Technology Group, Inc. dated May 7, 2008.